MARCH 4, 2021

SUPPLEMENT TO

HARTFORD EXCHANGE-TRADED FUNDS PROSPECTUS

DATED NOVEMBER 25, 2020

This Supplement contains new and additional information and should be read in connection with your Prospectus.

(1)	Effective immediately, under the heading “Hartford Municipal Opportunities ETF Summary Section – Principal Investment Strategy” in the above referenced Prospectus, the following information is added as a new paragraph after the first paragraph:

Wellington Management’s portfolio construction process combines a top-down strategy, bottom-up fundamental research and comprehensive risk management. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management considers financially material environmental, social and/or governance (“ESG”) factors during its research process. The factors that Wellington Management considers as part of its fundamental analysis, including the assessment of financially materially ESG factors, contribute to its overall evaluation of an issuer’s risk and return potential.

(2)	Effective immediately, under the heading “Hartford Municipal Opportunities ETF Summary Section – Principal Risks” in the above referenced Prospectus, “Active Investment Management Risk” is deleted in its entirety and replaced with the following:

Active Investment Management Risk – The risk that, if the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the sub-adviser’s investment strategy, the sub-adviser evaluates certain factors as part of its fundamental analysis, including financially material ESG factors. The analysis of these factors may not work as intended. ESG factors are not the only factors considered and as a result, the issuers in which the Fund invests may not be ESG issuers or have high ESG ratings.

(3)	Effective immediately, under the heading “Hartford Schroders Tax-Aware Bond ETF Summary Section – Principal Investment Strategy” in the above referenced Prospectus, the sixth paragraph is deleted and replaced with the following:

The Fund’s decision to purchase or sell a security or make investments in a particular sector is based on relative value considerations. In analyzing the relative attractiveness of a particular security or sector, the Sub-Advisers assess an issue’s historical relationships to other bonds, technical factors including supply and demand and fundamental risk and reward relationships. As part of this analysis, the Sub-Advisers also consider sector exposures, interest rate duration, yield and the relationship between yields and maturity dates. In addition, the Sub-Advisers incorporate financially material environmental, social and governance (ESG) factors into their investment process. The Sub-Advisers evaluate the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which they view as important in their assessment of a company’s risk and potential for profitability.

(4)	Effective immediately, under the heading “Hartford Schroders Tax-Aware Bond ETF Summary Section – Principal Risks” in the above referenced Prospectus, “Active Investment Management Risk” is deleted in its entirety and replaced with the following:

Active Investment Management Risk – The risk that, if the Sub-Advisers’ investment strategy does not perform as expected, the Fund could underperform its peers or lose money. As part of the Sub-Advisers’ investment strategy, the Sub-Advisers evaluate certain factors as part of its fundamental analysis, including financially material ESG factors. The analysis of these factors may not work as intended. ESG factors are not the only factors considered and as a result, the companies (or issuers) in which the Fund invests may not be ESG companies (or issuers) or have high ESG ratings.

(5)	Effective immediately, under the heading “Hartford Schroders Tax-Aware Bond ETF Summary Section – Management” in the above referenced Prospectus, the portfolio manager table and its footnote are deleted in their entirety and replaced with the following:

Portfolio Manager	Title	Involved with Fund Since
Lisa Hornby, CFA	Portfolio Manager	2018
Neil G. Sutherland, CFA	Portfolio Manager	2017
Julio C. Bonilla, CFA	Portfolio Manager	2017
David May	Portfolio Manager	2020
Andrew B.J. Chorlton, CFA*	Portfolio Manager	2017
*	Effective March 31, 2021, Mr. Chorlton will no longer serve as a portfolio manager to the Fund.

(6)	Effective immediately, under the heading “Additional Information Regarding Investment Strategies and Risks” in the above referenced Prospectus, the second paragraph under the heading “Municipal Opportunities ETF” is deleted in its entirety and replaced with the following:

The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management considers financially material

ESG factors during its research process. Wellington Management believes factors, such as climate risk, governance practices, as well as other factors, can have an impact on the performance of the securities in which it invests and present potential risk. Examples of such factors include: extreme weather, wildfires, demographic trends, data quality and protection, and the independence, effectiveness, and composition of an issuer’s board of directors. As a part of its analysis on each issuer, Wellington Management assesses how ESG risks impact municipal fundamentals and whether valuations compensate for that risk. Wellington Management leverages the analysis of its dedicated ESG and Climate Research teams in its ESG research. Wellington Management also engages with certain issuers regarding governance practices as well as what it deems to be materially important environmental and/or social issues facing an issuer.

(7)	Effective immediately, under the heading “Additional Information Regarding Investment Strategies and Risks” in the above referenced Prospectus, the second paragraph under the heading “Tax-Aware Bond ETF” is deleted in its entirety and replaced with the following:

The Fund may invest in fixed income securities of any maturity or duration. The Fund’s effective duration may vary over time depending on the Sub-Advisers’ assessment of market and economic conditions and other factors. Duration is a measure of a bond price’s sensitivity to a given change in interest rates; effective duration is a measure of the Fund’s portfolio duration adjusted for the anticipated effect of interest rate changes on pre-payment rates. Generally, the higher a bond’s duration, the greater its price sensitivity to a change in interest rates. In contrast to duration, maturity measures only the time until final payment is due. With respect to its ESG analysis discussed in the summary section, the Sub-Advisers integrate financially material ESG criteria into all phases of the investment process, from stock selection to portfolio construction and engagement. The Sub-Advisers believe that this ESG assessment, which is integrated with more traditional methods, is an important consideration to understand the potential of a company. The Sub-Advisers engage with management of certain issuers regarding corporate governance practices as well as what the Sub-Advisers deem to be materially important environmental and/or social issues facing a company. The emphasis that the Sub-Advisers place on various factors when purchasing and selling securities for the Fund may change with changes in the markets. The emphasis that the Sub-Advisers place on various factors when purchasing and selling securities for the Fund may change with changes in the markets. Sector allocation and individual security decisions are made independent of sector and security weightings in the benchmark.

(8)	Effective immediately, under the heading “Additional Information Regarding Investment Strategies and Risks” in the above referenced Prospectus, the first paragraph under the heading “Short Duration ETF” is deleted in its entirety and replaced with the following:

The sub-adviser, Wellington Management, uses proprietary research to conduct value-driven sector rotation and intensive credit and structure analyses, while utilizing interest rate management, within the portfolio construction process. Wellington Management seeks to add value from top-down sector rotation decisions, bottom-up security selection within sectors, and interest rate management. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG factors can impact the performance of the companies (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer).

(9)	Effective immediately, under the heading “Additional Information Regarding Investment Strategies and Risks” in the above referenced Prospectus, the third paragraph under the heading “Total Return Bond ETF” is deleted in its entirety and replaced with the following:

The sub-adviser, Wellington Management, emphasizes identification of structural and cyclical themes that may unfold over the intermediate to long term complemented by shorter-term opportunistic themes created by market dislocations. When evaluating investments for the Fund, Wellington Management has access to proprietary environmental, social and/or governance (“ESG”) research to help evaluate a company’s (or issuer’s) risk and return potential. Wellington Management believes financially material ESG factors can impact the performance of the companies (or issuers) in which it invests. Wellington Management has discretion to determine the level at which financially material ESG factors are imbedded into its overall fundamental analysis. Wellington Management also engages with management of certain companies (or issuers) regarding corporate governance practices as well as what it deems to be materially important environmental and/or social issues facing a company (or issuer).

(10)	Effective immediately, under the heading “More Information About Risks” in the above referenced Prospectus, “Active Investment Management Risk” is deleted in its entirety and replaced with the following:

ACTIVE INVESTMENT MANAGEMENT RISK – The risk that, if the investment decisions and strategy of the portfolio manager(s) do not perform as expected, a Fund could underperform its peers or lose money. A Fund’s performance depends on the judgment of the portfolio manager(s) about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio manager(s)’ investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in a Fund having a lower return than if the portfolio managers used another model or investment strategy. In addition, to the extent a Fund allocates a portion of its assets to specialist portfolio managers, the styles employed by the different portfolio managers may not be complementary, which could adversely affect the Fund’s performance.

(11)	Effective immediately, under the heading “More Information About Risks” in the above referenced Prospectus, the following information is added at the end of this section:

ADDITIONAL INFORMATION ABOUT SCHRODERS

To the extent applicable to the Tax-Aware Bond Fund’s investment strategy, Schroders does not generally invest in companies whose core business is focused on producing cluster munitions, anti-personnel mines, chemical weapons and biological weapons; Schroders believes these types of companies present sustainability risks that are detrimental to returns.

(12)	Effective immediately, under the heading “The Investment Manager and Sub-Advisers – The Investment Sub-Advisers” in the above referenced Prospectus, the second paragraph is deleted in its entirety and replaced with the following:

SIMNA serves as the sub-adviser and SIMNA Ltd. serves as sub-sub-adviser to Tax-Aware Bond ETF. SIMNA performs the daily investment of the assets for Tax-Aware Bond ETF and SIMNA may allocate assets to or from SIMNA Ltd., an affiliate of SMINA, in connection with the daily investment of the assets of that Fund. SIMNA (itself and its predecessors) has been an investment manager since 1962, and also serves as investment adviser to other mutual funds and a broad range of institutional investors. SIMNA and SIMNA Ltd. are both indirect, wholly owned subsidiaries of Schroders plc. Schroders plc is a global asset management company with approximately $693.3 billion under management as of September 30, 2020. Schroders plc and its affiliates (“Schroders”) have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders has one of the largest networks of offices of any dedicated asset management company with numerous portfolio managers and analysts covering the world’s investment markets. SIMNA’s principal address is 7 Bryant Park, New York, New York 10018. SIMNA Ltd.’s address is 1 London Wall Place, London EC2Y 5AU.

This Supplement should be retained with your Prospectus for future reference.

HV-7574ETF	March 2021